UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 8, 2024

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 8, 2024, BeiGene, Ltd. (“BeiGene”) filed patent infringement suits under the Hatch-Waxman Act against Sandoz Inc. (“Sandoz”) and separately against MSN Pharmaceuticals, Inc. and MSN Laboratories Private Ltd. (collectively “MSN”) in the United States District Court for the District of New Jersey. The patent infringement suits are in response to Sandoz’s and MSN’s notices to BeiGene concerning the filings of Abbreviated New Drug Applications (“ANDAs”) with the U.S. Food and Drug Administration (“FDA”), seeking FDA approval to market a generic version of BRUKINSA® (zanubrutinib) along with “Paragraph IV certifications” challenging certain BRUKINSA Orange Book patents for invalidity, unenforceability and/or non-infringement. According to the notices, neither Sandoz nor MSN have challenged BRUKINSA’s composition of matter patent, which remains intact and protects BRUKINSA® from generic competition until its expiration in 2034.

BeiGene’s complaints allege that by filing the ANDAs, each of Sandoz and MSN has infringed BRUKISNA’s Orange Book patents included in their respective Paragraph IV certifications, and seek a permanent injunction to prevent Sandoz and MSN from commercializing a generic version of BRUKINSA until the expiration of the asserted patents.

ANDA litigation is common in the U.S. pharmaceutical industry. We may receive additional notices from other generic drug companies and may file additional ANDA lawsuits in the future.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: March 8, 2024	By:	/s/ Chan Lee
	Name:	Chan Lee
	Title:	Senior Vice President, General Counsel